UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HPS Corporate Lending Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, NY 10019

August 14, 2026

Dear Shareholders:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of HPS Corporate Lending Fund, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”) to be held virtually on Wednesday, October 28, 2026, at 2:30 p.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/HLEND2026 . Holders of record of the common shares of beneficial interest, par value $0.01 per share, of the Company at the close of business on July 30, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The Notice of Annual Meeting of Shareholders and the accompanying proxy statement (the “Proxy Statement”) provide an outline of the business to be conducted at the Annual Meeting and the important shareholder votes to be conducted thereat. At the Annual Meeting, shareholders of the Company will be asked to:

•

elect two Class I Trustees of the Company who will serve for a five-year term expiring at the Company’s 2031 annual meeting of shareholders or until their respective successor is duly elected and qualified (each such Trustee, a “Nominee” and, collectively, the “Nominees”) (the “Trustee Proposal”).

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you vote “FOR” each of the Nominees in connection with the Trustee Proposal. You can vote your shares at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a shareholder of record as of the close of business on the Record Date.

It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the accompanying proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, you may also vote your proxy by signing, dating and returning the accompanying proxy card to us in the postage-paid envelope provided. Voting by proxy does not deprive you of your right to participate in the Annual Meeting. If a broker, bank, trustee, nominee or other intermediary holds your shares in “street name”, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Michael Patterson
Michael Patterson
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on October 28, 2026.

The enclosed Proxy Statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available at www.virtualshareholdermeeting.com/HLEND2026 .

Please have the control number found on your proxy card ready when you visit this website.

ii

HPS CORPORATE LENDING FUND

40 West 57th Street, 33rd Floor

New York, NY 10019

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS Online Meeting Only – No Physical Meeting Location

www.virtualshareholdermeeting.com/HLEND2026

October 28, 2026, 2:30 p.m., Eastern Time

Dear Shareholders:

Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share (the “Common Shares” or “shares”) of HPS Corporate Lending Fund, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”), that the Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually on October 28, 2026 at 2:30 p.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/HLEND2026. The Annual Meeting will be held for the following purposes, in addition to transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof:

•

To elect two Class I Trustees of the Company who will serve for a five-year term expiring at the Company’s 2031 annual meeting of shareholders or until their respective successor is duly elected and qualified (each such Trustee, a “Nominee” and, collectively, the “Nominees”) (the “Trustee Proposal”).

The Trustee Proposal is described in more detail in the accompanying proxy statement (the “Proxy Statement”), which you should read carefully and in its entirety before authorizing a proxy to vote. We are not aware of any other business, or any other Nominees for election as Trustees, that may properly be brought before the Annual Meeting.

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you vote “FOR” each of the Nominees in connection with the Trustee Proposal. You can vote your shares at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a shareholder of record as of the close of business on the Record Date.

The close of business on July 30, 2026 has been fixed as the record date for the determination of holders of Common Shares entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. The enclosed voting materials allow you to vote your shares without attending the Annual Meeting virtually.

For the Trustee Proposal, which is the only matter to be voted on at the Annual Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares, and they will vote your shares as you direct. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary will not be voted. Accordingly, such uninstructed shares will not be counted as voted for the Trustee Proposal. You can vote by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares electronically via the live webcast at the Annual Meeting, you must follow the instructions provided by your broker, bank, trustee, nominee or other intermediary. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker, bank, trustee, nominee or other intermediary that holds your shares.

Your vote and participation in the governance of the Company is extremely important to us. Whether or not you plan to attend the Annual Meeting virtually, we urge you to please follow the instructions on the enclosed proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves

i

significant time and processing costs. However, you may also vote your proxy by completing, signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided.

Thank you for your continued support of HPS Corporate Lending Fund.

By order of the Board of Trustees,

/s/ Tyler Thorn
Tyler Thorn
Secretary

The enclosed proxy statement, form of proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available online on the U.S. Securities and Exchange Commission website at www.sec.gov or on our website at https://www.hlend.com.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of Common Shares that you own. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly authorize a proxy vote via the Internet or telephone, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Annual Meeting, consistent with instructions set forth in the accompanying proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Annual Meeting. Even if you vote your Common Shares prior to the Annual Meeting, you still may attend and participate in the Annual Meeting.

To ensure proper representation at the Annual Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend and participate in the Annual Meeting.

ii

i

HPS CORPORATE LENDING FUND

40 West 57th Street, 33rd Floor

New York, NY 10019

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

OCTOBER  28, 2026

GENERAL

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or “Trustees”) of HPS Corporate Lending Fund (the “Company”, “we”, “us” or “our”) for use at the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on Wednesday, October 28, 2026, at 2:30 p.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/HLEND2026. Holders of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares” or “shares”), at the close of business on July 30, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. This proxy statement (the “Proxy Statement”), the accompanying Notice of Annual Meeting of Shareholders, and the proxy card are being sent to shareholders on or about August 14, 2026.

We encourage you to vote your shares electronically via the Internet, by telephone or by signing, dating and returning the proxy card. Voting instructions are printed on your proxy card and included in this proxy statement. Any person giving a proxy has the power to revoke it any time prior to the Annual Meeting and shareholders who participate at the Annual Meeting may withdraw their proxies and vote online. If you provide voting instructions, either via the Internet, by telephone or by signing, dating and returning the proxy card, and the Company receives your voting instructions in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Annual Meeting Information

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on October 28, 2026 at 2:30 p.m., Eastern Time. To participate in the Annual Meeting, visit and enter the 16-digit control number included on the proxy card you received. Online check-in will begin at 2:00 p.m., Eastern Time. Check-in time is thirty (30) minutes prior to the meeting start time. Please allow time for online check-in procedures.

You are entitled to participate in the virtual Annual Meeting only if you are a shareholder of the Company as of the close of business on the Record Date for the Annual Meeting, which is July 30, 2026 , or you hold a valid proxy for the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This proxy statement and the accompanying proxy card are also available at www.virtualshareholdermeeting.com/HLEND2026. Please have the control number found on your proxy card ready when you visit this website.

QUESTIONS AND ANSWERS

The following are some questions that you may have about the Annual Meeting, and brief answers to those questions. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this Proxy Statement, the attachments to this Proxy Statement and the documents we refer to in this Proxy Statement.

Q:	What am I being asked to vote on?

A:

At the Annual Meeting, in addition to transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof, shareholders of the Company will be asked to:

•

elect two Class I Trustees of the Company who will serve for a five-year term expiring at the Company’s 2031 annual meeting of shareholders or until their respective successor is duly elected and qualified (each such Trustee, a “Nominee” and, collectively, the “Nominees”) (the “Trustee Proposal”).

The Trustee Proposal is discussed in greater detail in this Proxy Statement. This Proxy Statement and the accompanying materials are being sent to shareholders on or about August 14, 2026.

Q:	How does the Board of Trustees recommend that I vote?

A:	The Board of Trustees unanimously recommends that you vote “FOR” each of the Nominees in connection with the Trustee Proposal.

Q:	How can I access the Proxy Statement and Annual Report?

A:

The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), including audited financial statements for the fiscal year ended December 31, 2025, are also available free of charge on our website at https://www.hlend.com, at www.virtualshareholdermeeting.com/HLEND2026, or at www.sec.gov.

Q:	Will the Company bear the costs associated with this solicitation of proxies?

A:

Yes, the Company will bear the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of HPS Investment Partners, LLC (“HPS”) and its affiliates. No additional compensation will be paid to such regular employees for such services. HPS has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide certain proxy solicitation services for which it will be paid a fee of approximately $120,000, plus out-of-pocket expenses for such services. You could be contacted by telephone on behalf of the Company and be urged to vote. Broadridge will not attempt to influence how you vote your shares but will only ask that you take the time to cast a vote. HPS will reimburse brokers and other persons holding the Company’s Common Shares in their names, or in the names of nominees, for their expenses for forwarding proxy materials to underlying principals and beneficial owners and obtaining their proxies.

Q:	Who is entitled to vote?

A:	If you were a shareholder of the Company as of the Record Date, or you hold a valid proxy for the Annual Meeting, you are entitled to vote.

Q: How do I vote my shares?

A:

You may cast one vote for each share of Common Shares of the Company that you owned as of the Record Date. Shares of the Company’s Common Shares have equal voting rights as all other shares of the Company’s Common Shares and are the only voting securities outstanding of the Company.

Shareholders of Record (Shares Registered in Your Name). To vote your shares, please follow the instructions on the proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, you may also vote your proxy by signing, dating and returning the proxy card to us in the postage-paid envelope provided. You may still attend the Annual Meeting via webcast and vote in person, even if you have already voted by proxy; in other words, voting by proxy does not deprive you of your right to participate in the Annual Meeting.

Beneficial Owner (Shares Held in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary). If you hold shares of the Company’s Common Shares through and in the name of a broker, bank, trustee, nominee or other intermediary, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

Q:	What constitutes a quorum?

A:

For the Company to conduct business at the Annual Meeting, a quorum of shareholders must be present at the Annual Meeting. The presence at the Annual Meeting, in person (including virtually) or by proxy, of fifty percent (50%) of the Company’s Common Shares outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers, banks, trustees, nominees or other intermediaries have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on the Trustee Proposal will not be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the presiding officer or the shareholders who are represented at the Annual Meeting or by proxy may adjourn the Annual Meeting to a date not more than one hundred twenty (120) days after the Record Date, without further notice other than an announcement at the Annual Meeting, to permit the further solicitation of proxies.

Q:	Who will count the votes?

A:	Representatives of Broadridge or its designee will count the votes and will serve as the independent inspector of election.

Q:	What does it mean if I receive more than one proxy card?

A:

Some of the Company’s shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions on each proxy card you receive.

Q:	May I revoke my proxy?

A:

Yes. If you are a shareholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Annual Meeting to HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Annual Meeting; or (iii) participating in the Annual Meeting and voting online. If you hold the Company’s Common Shares through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the Annual Meeting does not automatically revoke your proxy. However, if you also vote online at the Annual Meeting, your proxy will be revoked.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name. If you are a record holder of the Company’s Common Shares, you may authorize a proxy to vote on your behalf by following the instructions provided on the proxy card.

Authorizing your proxy will not limit your right to participate in the Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board of Trustees’ recommendations. Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a broker, bank, trustee, nominee or other intermediary and not in your name. Being a beneficial owner means that your shares are held in “street name.” If you hold your shares through and in the name of a broker, bank, trustee, nominee or other intermediary, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares on the Trustee Proposal.

Q:	What will happen if I do not vote my shares?

A:

Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or during the Annual Meeting, your shares will not be voted at the Annual Meeting and your shares will not be counted in determining whether there is a quorum for the Annual Meeting.

Beneficial Owners. For the Trustee Proposal, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares. Uninstructed shares will not be counted in determining whether there is a quorum for the Annual Meeting and will have no effect on the outcome of the Trustee Proposal.

Q:	What is the vote required for the Trustee Proposal?

A:

A plurality of all votes cast at the Annual Meeting is required to elect the Nominees. Plurality voting simply means that the number of Nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Abstentions will have no effect on the outcome of the Trustee Proposal.

Q:	Will I be able to participate in the online Annual Meeting on the same basis as I would be able to participate in a live meeting?

A:

The Annual Meeting will be held in a virtual meeting format only. The virtual meeting format for the Annual Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost. We designed the format of the Annual Meeting to ensure that our shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

•	providing shareholders with the ability to submit appropriate questions real-time via the Annual Meeting website, limiting questions to one per shareholder unless time otherwise permits; and

•	answering as many questions submitted in accordance with the Annual Meeting rules of conduct as possible in the time allotted for the Annual Meeting without discrimination.

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. If you encounter any difficulties while accessing the Annual Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the Annual Meeting registration page 15 minutes prior to the start time of the Annual Meeting. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.

Q:	How do I find out the results of the voting at the Annual Meeting?

A:

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Annual Meeting, voting or your ownership of the Company’s Common Shares, please contact Broadridge toll free at 1-800-690-6903.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 30, 2026, the Record Date, the beneficial ownership information of each current Trustee of the Company, as well as the Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and Trustees as a group. Percentage of beneficial ownership is based on 498,933,706 Common Shares outstanding as of the Record Date.1

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Based upon the absence of filings with the SEC by persons reporting beneficial ownership of 5% or more of the Company’s Common Shares, the Company believes there are no such persons.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The Trustees are divided into two groups—interested Trustees and independent Trustees. Each interested Trustee is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The address of all executive officers and Trustees is HPS Corporate Lending Fund, c/o HPS Investment Partners, LLC, 40 West 57th Street, 33rd Floor New York, NY 10019. The address for HPS Investment Partners, LLC is 40 West 57th Street, 33rd Floor New York, NY 10019.

Name and Address	Type of Ownership	Number of Shares Beneficially Owned	Percentage of Common Shares Outstanding
Independent Trustees
Randall Lauer	N/A	—	—
Robin Melvin	N/A	—	—
Robert Van Dore	N/A	—	—
Donna Milia	N/A	—	—
Interested Trustee
Michael Patterson	Beneficial	199,203	*
Executive Officers Who Are Not Trustees
Grishma Parekh	Record	19,920	*
Robert Busch	N/A	—	—
Eric Smith	N/A	—	—
Tyler Thorn	N/A	—	—
Trustees and Executive Officers as a Group (10 persons)	N/A	—	—

*	Less than 1.0%.

[1]	Represents an estimated common share count as of the Record Date based on the net asset value of $24.42 per share as of June 30, 2026.

DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

The following table sets forth the dollar range of the Company’s equity securities beneficially owned by each of the Company’s Trustees as of the Record Date. Beneficial ownership for the below table has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

	Dollar Range of Equity Securities in the Company(1)(2)	Dollar Range of Equity Securities in all Funds Overseen in Fund Complex(1)(3)
Name of Trustee
Independent Trustees
Randall Lauer	None	None
Robin Melvin	None	None
Robert Van Dore	None	None
Donna Milia	None	None
Interested Trustees
Michael Patterson	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned by our Trustees is based on the net asset value of $24.42 per share as of June 30, 2026.
(3)	“Fund Complex” includes the Company and HPS Corporate Capital Solutions Fund.

PROPOSAL

ELECTION OF TRUSTEES

Nominees for the Company’s Board of Trustees

The Board of Trustees is divided into three classes: Class I, Class II and Class III. The initial term of the Class I Trustees will expire at the 2026 annual meeting of shareholders; the initial term of the Class II Trustees will expire at the 2027 annual meeting of shareholders; and the initial term of the Class III Trustees will expire at the 2028 annual meeting of shareholders. Following such initial terms, each class of Trustees shall stand for election upon the fifth anniversary of the respective meeting of shareholders at which such class of Trustees was elected.

Robin Melvin and Michael Patterson, each of whom is a Trustee, have been nominated by the Board of Trustees for election to a five-year term to expire at the Company’s 2031 Annual Meeting of Shareholders and until such Trustee’s successor is duly elected and qualified.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Nominee named above. Each Nominee has indicated that he or she has consented to serve as a Trustee if elected at the Annual Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Nominee or Nominees. No person being nominated by the Company as a Trustee is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Information about each Trustee/Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warrants their consideration as a candidate to the Board of Trustees.

The Board of Trustees based their decision to nominate each Nominee upon the following: his or her character and integrity; his or her service as a member of other boards of trustees/directors; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; in respect of Mr. Patterson, his roles with HPS; and, in respect of Ms. Melvin, her status as not being an “interested person” of the Company, as that term is defined in the 1940 Act. No factor, by itself, was controlling. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Biographical Information

Nominees

The Trustees have been divided into two groups: interested Trustees (each, an “Interested Trustee,” and collectively, the “Interested Trustees”) and independent Trustees (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). An Interested Trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. An Independent Trustee is a person that is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Name and Year of Birth	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Independent Trustee
Robin Melvin (1963)	Trustee	Trustee since 2021; term expires 2026	Director, Bank of New York Mellon Family of Funds (1995-Present).	2	Trustee, HPS Corporate Capital Solutions Fund (2023-Present); Director, Bank of New York Mellon Family of Funds (1995-Present); Director, Northwestern Memorial Hospital Board of Directors (2023-Present)

Interested Trustee
Michael Patterson (1974)	Trustee and Chief Executive Officer	Trustee since 2021; term expires 2026	Founding Partner of HPS and the Portfolio Manager for the Specialty Loan Funds and Core Senior Lending Funds.	2	Trustee, HPS Corporate Capital Solutions Fund (2023-Present).

*	“Fund Complex” includes the Company and HPS Corporate Capital Solutions Fund.

Robin Melvin. Ms. Melvin served as the head of the Boisi Family Office and Director of the Boisi Family Foundation from 1994 to 2012. In this capacity, Ms. Melvin acted as the primary interface with all investment managers, legal advisors and other service providers to the family and managed the private foundation’s philanthropic efforts, which focused on support for organizations serving the needs of youth from disadvantaged circumstances. From 1992 to 2005, Ms. Melvin helped to build and held various leadership positions with MENTOR, a national non-profit youth mentoring advocacy organization. Prior to that, Ms. Melvin was an investment banker at Goldman, Sachs & Co. Ms. Melvin is a Board Member of the Bank of New York Mellon Family of Funds, where she is Chair of the Compensation Committee, Chair of the Nominating Committee and serves on the Audit Committee for each of the three fund clusters. She is also a member of the Governance Committee for the Family of Funds. Ms. Melvin also serves as a Director on the Northwestern Memorial Hospital Board of Directors. Ms. Melvin previously served as a Trustee of Westover School and Chair of the Head of School Search Committee and Chair of the Finance Committee until June 30, 2023. Ms. Melvin holds an AB from Harvard College and an MBA from Harvard Business School. Ms. Melvin joined the Board of the Fund in August 2021. Ms. Melvin also serves as an Independent Trustee on the Board of HPS Corporate Capital Solutions Fund.

Michael Patterson. Mr. Patterson is Co-President and a Founding Partner of HPS, where he is the Portfolio Manager for the HPS Specialty Loan Funds and the Core Senior Lending Funds. He is also the Chairman and CEO of the Company. In addition, Mr. Patterson is a member of BlackRock’s Global Executive Committee and a Senior Managing Director in the Private Financing Solutions (PFS) Executive Office, which leads BlackRock’s private credit, GP/LP solutions, and liquid and private credit CLO businesses. Mr. Patterson joined HPS at its inception in 2007, establishing the European business before returning to the United States in 2009. Before joining HPS, Mr. Patterson was with Silver Point Capital in the U.S. and Europe and the Goldman Sachs Principal Investing Area in New York. Prior to his investing career, Mr. Patterson served as an officer in the United States Navy. He serves on the Dean’s Advisory Council for the Radcliffe Institute of Advanced Studies at Harvard. Mr. Patterson holds an AB in Applied Mathematics from Harvard College and an MBA from Stanford University’s Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Patterson joined the Board of the Fund in August 2021. Mr. Patterson also serves as an Interested Trustee on the Board of HPS Corporate Capital Solutions Fund.

Required Vote

The election of each of Ms. Melvin (Class I) and Mr. Patterson (Class I) as Trustee requires a plurality of all votes cast at the Annual Meeting, if a quorum is present. Plurality voting simply means that the number of Nominees getting the highest number of affirmative votes cast at the Annual Meeting will be elected.

THE COMPANY’S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE COMPANY’S NOMINEES.

Additional Information about each Trustee/Nominee and the Company’s Officers

Set forth in the table below are the Trustees/Nominees and officers (each, an “Officer,” and collectively, the “Officers”) of the Company, as well as their birth year, information relating to their respective positions held with the Company, their principal occupations during at least the past five years and, for Trustees only, the number of portfolios in the Fund Complex (as defined above) overseen by them and other directorships of public or registered investment companies held by them during at least the past five years, if any.

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Trusteeships Held by Trustee
Interested Trustee
Michael Patterson	1974	Trustee and Chief Executive Officer	Since 2021	Founding Partner of HPS and the Portfolio Manager for the Specialty Loan Funds and Core Senior Lending Funds.	2	Trustee, HPS Corporate Capital Solutions Fund (2023-Present).

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Trusteeships Held by Trustee

Independent Trustees
Randall Lauer	1959	Trustee	Since 2021	Head of Fixed Income at Academy Securities, Inc. (2022-Present); Managing Director at Citigroup, Head of Institutional Markets Sales – Midwest Region (2012-2021) and Head of Securitized Product Sales – North America (2018-2019).	2	Trustee, HPS Corporate Capital Solutions Fund (2023-Present); Trustee, Silent Falcon UAS Technologies (2021-Present); Trustee, Lake Forest College (2016-Present); Trustee, St. John’s Northwestern Academies (2018-Present).
Robin Melvin	1963	Trustee	Since 2021	Director, Bank of New York Mellon Family of Funds (1995-Present).	2	Trustee, HPS Corporate Capital Solutions Fund (2023-Present); Director, Bank of New York Mellon Family of Funds (1995-Present); Director, Northwestern Memorial Hospital Board of Directors (2023-Present)
Donna Milia	1974	Trustee	Since February 2023	Senior Advisor of Galaxy Digital (TSX: GLXY) (2019-2022); Chief Financial Officer of Galaxy Digital (2017-2019).	2	Trustee, HPS Corporate Capital Solutions Fund (2023-Present); Trustee, Grayscale Funds Trust (2024-Present)

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Trusteeships Held by Trustee
Robert Van Dore	1959	Trustee	Since 2021	Partner at Deloitte & Touche LLP (1981-2021).	2	Trustee, HPS Corporate Capital Solutions Fund (2023-Present); Director, HPS Real Assets Lending Company LP (2026-Present); Trustee, HPS Net Lease Income REIT (2026 – Present)

*	Fund Complex includes the Company and HPS Corporate Capital Solutions Fund, a business development company (“BDC”) managed by the Adviser.

The address for each trustee is c/o HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019.

Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Grishma Parekh	1980	President	Since 2021	Managing Director at HPS and Co-Head of North American Core Senior Lending.

Robert Busch	1982	Chief Financial Officer and Principal Accounting Officer	Since 2022	Managing Director at HPS (2022 – present); Managing Director of Blackstone Credit and Chief Accounting Officer and Treasurer of various Blackstone funds.

Eric Smith*	1984	Chief Compliance Officer	Since 2025	Senior Principal Consultant at ACA Group.

Tyler Thorn	1978	Secretary	Since 2026	Managing Director and Attorney at HPS.

*	On October 9, 2025, Gregory MacCordy resigned as our former Chief Compliance Officer. Eric Smith was appointed as our Chief Compliance Officer effective as of the same date.

The address for each executive officer is c/o HPS Advisors, LLC, 40 West 57th Street, 33rd Floor New York, NY 10019.

The Investment Adviser and Administrator

HPS Advisors, LLC is the Company’s investment adviser (the “Adviser”). The Adviser’s business address is 40 West 57th Street, 33rd Floor, New York, NY 10019. HPS Investment Partners, LLC is the administrator for the Company (in such capacity, the “Administrator”). The Administrator’s business address is 40 West 57th Street, 33rd Floor, New York, NY 10019.

Trustee Transactions with Company Affiliates

As of December 31, 2025, none of the Independent Trustees, nor members of their immediate families, owned securities, beneficially or of record, in the Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Company and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Advisers was a party.

Executive Officer Compensation

None of the Company’s officers receive direct compensation from the Company. The compensation of the Company’s chief financial officer and chief compliance officer is paid by the Administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by the Administrator to the Company. To the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to the Administrator.

Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our Officers and Trustees.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Independent Trustees for the fiscal year ended December 31, 2025. Trustees and Officers who are employed by HPS or the Adviser, including the Interested Trustees, receive no compensation or expense reimbursement from the Company.

	Fees Earned or Paid in Cash(5)	Total Compensation Paid from the Fund Complex (6)
Interested Trustees
Michael Patterson(1)	None	None
Grishma Parekh(1)(2)	None	None
Independent Trustees
Randall Lauer(3)	$141,000	$219,500
Robin Melvin(3)	$155,500	$248,500
Robert Van Dore(3)	$160,500	$258,500
Donna Milia(4)	$145,500	$228,500

(1)	These are interested trustees and, as such, do not receive compensation from the Company for their services as trustees.
(2)	Effective July 1, 2025, Grishma Parekh no longer serves as a Trustee of the Company.
(3)	Mr. Lauer, Ms. Melvin and Mr. Van Dore joined the Board of Trustees in August 2021.
(4)	Ms. Milia joined the Board of Trustees in February 2023.
(5)	The Company does not have a profit-sharing plan, and trustees do not receive any pension or retirement benefits from the Company.
(6)	The term “Fund Complex” is defined to include the Company and HPS Corporate Capital Solutions Fund, a BDC managed by the Adviser.

Each of the Independent Trustees receives an annual fee of $125,000. The Independent Trustees also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board of Trustees meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $15,000 and the Chairman of the Nominating and Governance Committee receives an additional annual fee of $10,000. The Board of Trustees, as a whole, participates in the consideration of Independent Trustees compensation, and decisions on Independent Trustee compensation are based on, among other things, a review of data of comparable business development companies. The Company has obtained trustees’ and officers’ liability insurance on behalf of the Trustees and Officers.

No compensation is paid to Trustees who are “interested persons,” as such term is defined in Section  2(a)(19) of the 1940 Act, of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers and trustees and persons who beneficially own more than 10% of any class of a company’s common shares to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of the copies of reports or written representations from such persons, we believe that our executive officers and Trustees have complied in a timely manner with all applicable Section 16(a) filing requirements.

Application of Control Share Statute

The control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “Control Share Statute”) applies to any closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act, is organized as a Delaware statutory trust and is listed on a national securities exchange. Because the Company is not listed on a national securities exchange, it is not subject to the Control Share Statute.

Leadership Structure of the Board of Trustees

The Board of Trustees is currently composed of five Trustees, four Independent Trustees and one Interested Trustee. Michael Patterson serves as Chairperson of the Board of Trustees. Mr. Patterson is an “interested person” of the Company. The appointment of Mr. Patterson as Chairperson reflects the Board of Trustees’ belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Trustees with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of board meetings. The Company does not have a lead Independent Trustee. All committees are chaired by Independent Trustees. Executive sessions, which are meetings of the Independent Trustees without the presence of Interested Trustees and management, are regularly held throughout the year. At each executive session, the Independent Trustees determine which member will preside. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight. The Board of Trustees believes that its leadership structure is the optimal structure for the Company at this time.

Oversight of Risk Management

The Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring by the chief compliance officer and the Company’s compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of the Company’s investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Company believes that the role of the Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which the Company is subject as a BDC. As a BDC, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company is limited in its ability to enter into certain transactions with its affiliates.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging the Company’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Company’s independent registered public accounting firm, approving professional services provided by the Company’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Company’s independent registered public accounting firm and reviewing the adequacy of the Company’s internal controls over financial reporting. The Audit Committee also has principal oversight of the valuation process used to establish the Company’s NAV. The Audit Committee is presently composed of four persons, including Randall Lauer, Robin Melvin, Donna Milia and Robert Van Dore, all of whom are considered independent for purposes of the 1940 Act. Robert Van Dore serves as the chair of the Audit Committee. The Board of Trustees has determined that Mr. Van Dore and Ms. Milia each qualify as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meets the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. During the year ended December 31, 2025, the Audit Committee met four times.

A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.hlend.com.

Nominating and Governance Committee

The Nominating and Governance Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee also has principal oversight over the process used to approve certain co-investments for the Company. The Nominating and Governance Committee consists of four persons, including Randall Lauer, Robin Melvin, Donna Milia and Robert Van Dore, all of whom are considered independent for purposes of the 1940 Act. Robin Melvin serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of the Company’s Bylaws. The Bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to the Company’s Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a Proxy

Statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the Bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to the Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of the Company’s publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines. During the year ended December 31, 2025, the Nominating and Governance Committee met four times.

A copy of the charter of the Nominating and Governance Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.hlend.com.

Code of Ethics and Code of Conduct

The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. The Company’s code of ethics is available at www.hlend.com, and the Adviser’s code of ethics, which includes policies and procedures regarding insider trading, is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. You may obtain copies of the foregoing, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

In addition, the Company has adopted a Code of Conduct, which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (collectively, the “Covered Officers”), as well as the Company’s respective trustees, officers, and employees (collectively with the Covered Officers, the “Covered Persons”). Under the Code of Conduct, certain Covered Persons, including the Covered Officers, may not individually engage in certain transactions or actions. Under the Code of Conduct, a Covered Person may request a waiver of any of the provisions of the Code of Conduct by submitting a written request for such waiver to the Nominating and Governance Committee setting forth the basis for such request and explaining how the waiver would be consistent with the standards of the Code of Conduct. The Company’s Code of Conduct is available at www.hlend.com. You may obtain copies of the foregoing, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Company does not have a hedging policy for its executive officers and Trustees at this time.

The Company does not require Trustees to attend the annual meeting of shareholders.

Committee Charters and Other Corporate Governance Matters

The Company maintains a corporate governance section on its website, which contains copies of the charters for the committees of the Board. The corporate governance section may be found at www.hlend.com. The website contains the following documents:

•	Audit Committee Charter; and

•	Nominating and Governance Committee Charter.

Each of the above listed corporate governance documents is available in print to any shareholder who requests a copy in writing to HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019.

Certain Relationships and Related-Party Transactions

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”) pursuant to which the Company pays the Adviser a management fee at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. The Company also pays the Adviser an incentive fee, which consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains. Unless earlier terminated in accordance with its terms, the Investment Advisory Agreement will remain in effect for an initial period of two years, and thereafter will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the Independent Trustees.

For the year ended December 31, 2025, base management fees were $137.6 million. As of December 31, 2025, $13.7 million were payable to the Adviser related to management fees. For the year ended December 31, 2025, income based incentive fees were $162.7 million. As of December 31, 2025, $47.3 million were payable to the Adviser relating to income based incentive fees. For the year ended December 31, 2025, the Company recorded a reversal of previously recorded capital gains incentive fees of $(12.9) million. As of December 31, 2025, there were no capital gains incentive fees payable.

Administration Agreement

The Company has entered into an administration agreement with the Adviser (in its capacity as administrator, the “Administrator”) (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services. The Company reimburses the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement includes the Company’s allocable portion of compensation (including salaries, bonuses and benefits), overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement. Unless earlier terminated in accordance with its terms, the Administration Agreement is effective for a one-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the Independent Trustees.

For the year ended December 31, 2025, the Company incurred $6.2 million in expenses under the Administration Agreement. As of December 31, 2025 there was $4.7 million of administrative service expenses payable by the Company.

Co-Investment Relief

Affiliates of the Adviser and the Company have received an exemptive order from the SEC that permits the Company to co-invest with certain other persons, including, but not limited to, certain affiliated accounts managed and controlled by the Adviser. Subject to the 1940 Act and the conditions of the co-investment order issued by the SEC, the Company may, under certain circumstances, co-invest with certain affiliated accounts in investments that are suitable for the Company and one or more of such affiliated accounts. Even though the Company and any such affiliated account co-invest in the same securities, any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Company and the other participating funds and/or accounts. To mitigate these conflicts, the Adviser and its affiliates managing other funds and accounts participating in transactions under the order will seek to allocate such transactions for all of the participating investment accounts, including the Company, on a fair and equitable basis and in accordance with their respective allocation policies, and the other applicable conditions of the co-investment exemptive relief. If the Adviser determines that an investment is not appropriate for us, the investment will not be allocated to us. On a quarterly basis, the Adviser will provide the Board of Trustees with reports or other information requested by the Board of Trustees related to the Company’s participation in co-investment transactions and a summary of related matters, if any, deemed significant that may have arisen during the relevant period.

Statement of Policy Regarding Transactions with Related Persons

To the extent that any potential related party transaction is brought to the attention of the Board, the Board will consider any conflicts of interest brought to its attention pursuant to our compliance procedures and policies. Each of our trustees and executive officers is subject to our Code of Ethics, which places restrictions on related party transactions, and is instructed to inform the Company’s Chief Compliance Officer or his designee of any potential related party transactions. In addition, each such trustee and executive officer completes a questionnaire designed to elicit information about any potential related party transactions that is reviewed by our Chief Compliance Officer prior to such trustee’s or executive officer’s appointment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) has been selected by the Board of Trustees to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PwC acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Company knows of no direct financial or material indirect financial interest of PwC in the Company. Representatives of PwC are not expected to be present at the Annual Meeting and will not be available to respond to questions.

Principal Accounting Fees and Services

The following table sets forth for the Company the aggregate fees billed by PwC for the Company’s last two fiscal years, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by PwC for the annual audit of the Company’s consolidated financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings;

(2) Audit-Related Fees for any services rendered by PwC to the Company that are reasonably related to the performance of the audits or reviews of the Company’s consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards;

(3) Tax Fees for all services performed by professional staff in PwC’s tax division except those services related to the audits. This category includes fees for services provided in connection with the preparation and review of tax returns and tax advice; and

(4) All Other Fees for products and services provided to the Company by PwC other than those services reported below under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

	2025	2024
Audit Fees	$1,155,000	$1,192,000
Audit-Related Fees	0	0
Tax Fees	251,510	340,589
All Other Fees	0	0
Total	$1,406,510	$1,532,589

No audit-related, tax or other fees were billed by PwC to the Adviser, or any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2025 and 2024. No non-audit fees were billed to the Adviser and service affiliates by PwC for non-audit services for the year ended December 31, 2025. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PwC, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report

The Audit Committee operates pursuant to a charter approved by the Board of Trustees (the “Charter”). Robert Van Dore has been appointed as Chairperson of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm (including compensation therefore), reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is also required to prepare an audit committee report to be included in the Company’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The duties and powers of the Audit Committee include reviewing any issues brought to the Audit Committee’s attention by the Company’s independent registered public accounting firm or personnel responsible for management of the Company, resolving any disagreements between the personnel responsible for management of the Company and the independent registered public accounting firm concerning the Company’s financial reporting, reviewing policies with respect to risk assessment and risk management and reviewing such other matters as may be appropriately delegated to the Audit Committee by the Board of Trustees. The Charter is available on the Company’s website, www.hlend.com. As set forth in the Charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and the Audit Committee, as representatives of the Company’s shareholders. The independent registered public accounting firm for the Company reports directly to the Audit Committee.

In performing its oversight function, the Audit Committee reviewed and discussed with management of the Company and the independent registered public accounting firm, PwC, the audited financial statements of the Company as of and for the fiscal year ended December 31, 2025, and discussed the audit of such financial statements with the independent registered public accounting firm.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Company and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received from the independent registered public accounting firm the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Company’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to the Board of Trustees that the Company’s audited financial statements be included in the Annual Report.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Robert Van Dore, Audit Committee Chairperson

Randall Lauer

Robin Melvin

Donna Milia

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

Shareholder Proposals

Any shareholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2027 annual meeting of shareholders must be received a reasonable period prior to the 2027 annual meeting, as described below. The 2027 annual meeting is currently expected to be held in October 2027, but the exact date, time and location, if any, of the meeting have yet to be determined. Any proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary.

With respect to shareholder proposals or director nominations for the Company to be presented at the 2027 annual meeting of shareholders other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, the shareholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive office of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For the 2027 annual meeting of shareholders, the Company must receive such proposals and nominations no earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for the 2027 annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for the 2027 annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for the 2027 annual meeting is first made.

Proposals and nominations must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information and representations. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s audit committee has established guidelines and procedures regarding the receipt, retention and treatment of comments regarding financial statement disclosures, accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Interested parties may contact the Company’s chief compliance officer or the Chair of the Company’s Audit Committee regarding Accounting Matters in writing at the address of the Company.

Other Business

The Board of Trustees does not presently intend to bring any other business before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the Annual Meeting, please follow the instructions on the proxy card to vote via the Internet or telephone, or sign, date and return the proxy card in the postage-paid envelope provided so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of shareholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/HLEND2026 and enter the 16-digit control number included on the proxy card you received. Online check-in will begin at 2:00 p.m., Eastern Time. Check-in time is thirty (30) minutes prior to the Annual Meeting start time. Please allow time for online check-in procedures. For questions regarding the Annual Meeting and voting, please contact Broadridge at 1-800-690-6903.

Appraisal Rights

Any shareholder voting against the Trustee Proposal will not have appraisal or other similar rights.

Receipt of Multiple Proxy Cards

Some shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions on each proxy card you receive.

Available Information

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge on our website at https://www.hlend.com or by writing to HPS Corporate Lending Fund, 40 West 57th Street, 33rd Floor, New York, NY 10019 Attention: Secretary. The information on our website is not incorporated by reference into this Proxy Statement.

Communications with the Board of Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent to HPS Corporate Lending Fund, c/o HPS Advisors, LLC, 40 West 57th Street, 33rd Floor, New York, NY 10019, Attention: Chief Compliance Officer.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single annual report, proxy statement and notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the Proxy Statement and Annual Report by contacting Broadridge, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, 1-800-690-6903.

i

SCAN TO VIEW MATERIALS & VOTE w HPS CORPORATE LENDING FUND VOTE BY INTERNET 40 WEST 57TH STREET, 33RD FLOOR Before The Annual General Meeting - Go to www.proxyvote.com or scan the QR Barcode above NEW YORK, NY 10019 ATTN: SECRETARY Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 27, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Annual General Meeting - Go to www.virtualshareholdermeeting.com/HLEND2026 You may attend the Annual General Meeting via the Internet and vote during the Annual General Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 27, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02944-P56194 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HPS CORPORATE LENDING FUND The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you vote “FOR” each of the nominees below to elect each such nominee as a trustee of the Company who will serve for a five-year term expiring at the Company’s 2031 annual meeting of shareholders or until their respective successor is duly elected and qualified: 1. Election of Trustees Nominees: For Against Abstain 1a. Michael Patterson ! ! ! 1b. Robin Melvin ! ! ! Yes No Please indicate if you plan to attend this meeting. ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Proxy Statement is available at www.proxyvote.com. FOLD AND DETACH HERE T02945-P56194 PROXY HPS CORPORATE LENDING FUND Annual General Meeting of Shareholders to be held on October 28, 2026 This proxy is solicited on behalf of the Board of Trustees The undersigned hereby constitutes and appoints Megan Taylor and Tyler Thorn, and each of them, with power of substitution to each, proxies to represent the undersigned and to vote, as designated on the reverse side of this form, all shares of Common Stock of HPS CORPORATE LENDING FUND held of record by the undersigned at the close of business on July 30, 2026 that the undersigned is/are entitled to vote if virtually present at the Annual General Meeting of Shareholders to be held at www.virtualshareholdermeeting.com/HLEND2026 at 2:30 PM Eastern Time on October 28, 2026 and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual General Meeting of Shareholders and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Annual General Meeting of Shareholders and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEE PROPOSAL (ITEM 1). IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PROXY ENVELOPE. Continued and to be signed on reverse side